UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2021

KIORA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

1371 East 2100 South Suite 200 Salt Lake City, Utah 84105	84105
(Address of principal executive offices)	(Zip Code)

(781) 788-8869

(Registrant’s telephone number, including area code)

EyeGate Pharmaceuticals, Inc.

271 Waverley Oaks Road, Suite 108

Waltham, MA 02452

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2021, Kiora Pharmaceuticals, Inc. (formerly known as EyeGate Pharmaceuticals, Inc.) (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Ownership and Merger, merging its wholly-owned Delaware subsidiary, Kiora Pharmaceuticals, Inc., into the Company and amending the Company’s certificate of incorporation to change its name to “Kiora Pharmaceuticals, Inc.” effective November 8, 2021 (the “Name Change”).  The Company also amended and restated its bylaws to reflect the change to the Company’s name (the “Bylaws Amendment”). The Name Change and the Bylaws Amendment each became effective on November 8, 2021.

In connection with the Name Change, the Company’s common stock will trade on the NASDAQ Capital Market under the new ticker symbol “KPRX”. The new ticker symbol will become effective at the open of the market on November 8, 2021. The Name Change resulted in a change to the CUSIP number for the Company’s outstanding shares of common stock. The new CUSIP number for such common stock is 49721T101. Outstanding stock certificates for shares of common stock of the Company continue to be valid and need not be exchanged.

Copies of the Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, reflecting the Name Change amendment to the certificate of incorporation, and the Bylaws Amendment, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On November 8, 2021, the Company moved its headquarters to 1371 East 2100 South, Suite 200, Salt Lake City, Utah 84105. The Company’s telephone number remains the same: (781) 788-9043.

On November 8, 2021, the Company issued a press release announcing the Name Change, corporate rebranding initiative and launch of its new website, www.kiorapharma.com.  The press release is furnished as Exhibit 99.1 and incorporated herein by reference.  The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors and Code of Ethics and Business Conduct, are available on this website. Any amendment to or waivers of the Code of Ethics and Business Conduct will be disclosed on this website.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

3.1	Certificate of Ownership and Merger, amending the Company’s Restated Certificate of Incorporation to change its name to “Kiora Pharmaceuticals, Inc.”, effective November 8, 2021
3.2	Second Amended and Restated Bylaws of Kiora Pharmaceuticals, Inc., effective November 8, 2021
99.1	Press Release of the Company, dated as of November 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Brian M. Strem, Ph.D.
Brian M. Strem, Ph.D.
President and Chief Executive Officer

Date: November 8, 2021